EXHIBIT 10.17

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED

CARD SPONSORSHIP AND PROGRAM MANAGEMENT AGREEMENT

This Second Amendment to the Second Amended and Restated Card Sponsorship and Program Management Agreement (the “Amendment”) is entered into by and between BankCard Services, LLC (“Program Manager” or “BCS”), a Nevada limited liability company, and GBank (formerly known as Bank of George) (“Bank”), a Nevada state bank, and is entered into as of March 1, 2025 (“Amendment Effective Date”).

RECITALS

WHEREAS, Bank and Program Manager, on or about May 17, 2023, entered into the Second Amended and Restated Card Sponsorship and Program Management Agreement, as amended by that certain First Amendment to Second Amended and Restated Card Sponsorship and Program Management Agreement, dated August 22, 2023 (the “Agreement”) under which Program Manager provides Bank with services relating to the distribution and usage of payments cards. Bank and Program Manager wish to amend the Agreement in the manner set forth below.

NOW, THEREFORE, Bank and Program Manager hereby agree as follows:

1.	DEFINITIONS. Capitalized terms used in this Amendment that are not otherwise defined herein will have the same meaning ascribed to them as set forth in the Agreement.

2.	AMENDMENT. The parties agree to amend the Agreement as follows.

2.1	Section 1.1 (Definitions). The following definitions in Section 1.1 of the Agreement are hereby deleted in their entirety:

“Deposit Threshold Fee Schedule”

“Subject Gross Revenues”

2.2	Section 7.3 (Fees). Section 7.3 is deleted in its entirety.

2.3	Exhibit C. Exhibit D is hereby deleted in its entirety.

2.4	Exhibit D. Exhibit D is hereby deleted in its entirety.

3.	OTHER TERMS. In all other respects, the Agreement remains unmodified and in full force and effect. In the event of any inconsistency between the terms and conditions of this Amendment and the terms and conditions of the Agreement, the terms and conditions of this Amendment shall govern and control.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their respective duly authorized representatives as of the Amendment Effective Date.

BankCard Services, LLC

By:	/s/ Hanan Sabri
Name:	Hanan Sabri
Title:	President/COO

GBank

By:	/s/ Tara A. Campbell
Name:	Tara A. Campbell
Title:	EVP/Chief Operating Officer

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